Public Service Enterprise Group PSEG Earnings Conference Call 1 Quarter 2013 April 30, 2013 EXHIBIT 99.1 st

Forward-Looking Statement
Certain of the matters discussed in this report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,”
“intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves.
Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in
Item 1. Financial Statements—Note 8. Commitments and Contingent Liabilities, Item 2. Management’s Discussion and Analysis of Financial Condition and Results
of Operations, and other factors discussed in filings we make with the United States Securities and Exchange Commission (SEC). These factors include, but are not limited to:
• adverse changes in the demand for or the price of the capacity and energy that we sell into wholesale electricity markets,
• adverse changes in energy industry law, policies and regulation, including market structures and a potential shift away from competitive markets toward subsidized market mechanisms, transmission planning and cost allocation rules, including rules regarding how transmission is planned and who is permitted to build transmission in the future, and reliability standards,
• any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
• changes in federal and state environmental regulations that could increase our costs or limit our operations,
• changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units,
• actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
• any inability to balance our energy obligations, available supply and risks,
• any deterioration in our credit quality or the credit quality of our counterparties, including in our leveraged leases,
• availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
• changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
• delays in receipt of necessary permits and approvals for our construction and development activities,
• delays or unforeseen cost escalations in our construction and development activities,
• any inability to achieve, or continue to sustain, our expected levels of operating performance,
• any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers, and any inability to sufficiently obtain coverage or recover proceeds of insurance on such matters,
• increase in competition in energy supply markets as well as competition for certain rate-based transmission projects,
• any inability to realize anticipated tax benefits or retain tax credits,
• challenges associated with recruitment and/or retention of a qualified workforce,
• adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements, and
• changes in technology and customer usage patterns.
All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision.
Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws.  The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United
States (GAAP).  Operating Earnings is a non-GAAP financial measure that differs from Net Income because it excludes gains or losses associated with
Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items.  PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP.  PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. This information is not intended to be viewed as an alternative to GAAP information. The last slide in this presentation includes a list of items excluded from Income from Continuing Operations/Net
Income to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

PSEG 2013 Q1 Review Ralph Izzo Chairman, President and Chief Executive Officer

Q1 Earnings Summary
$ millions (except EPS)
2013 2012
Operating Earnings
$  433 $  432
Reconciling Items, Net of Tax
(113) 61
Income from Continuing Operations/Net Income
$  320 $  493
EPS from Operating Earnings*
$  0.85  $  0.85
Quarter ended March 31
* See Slide A for Items excluded from Income from Continuing Operations/Net Income to reconcile to Operating Earnings.

PSEG – Q1 2013 Highlights
Strong Earnings
Operating earnings of $0.85 vs. $0.85 per share in Q1 2012
Power benefited from higher pricing and increased output
Increased contribution to earnings from PSE&G’s investment in transmission
Operational Excellence
PSEG Power output up 7.7% in quarter; nuclear capacity factor at 101%
Diversity and location of Power’s fleet provided flexibility to participate in market
PSE&G’s O&M on track to meet full-year expectations
PSEG Disciplined Capital Investment
BPU decision pending on Solar 4 All extension and Solar Loan III agreement
33 local NJ governments have approved resolutions in support of PSE&G’s
Energy Strong proposal to fortify its electric and gas distribution systems
Credit ratings upgraded by Standard & Poor’s for PSEG, PSE&G and Power
Increased common dividend to indicative annual rate of $1.44 per share in Q1

$2.25 - $2.50E
PSEG – Maintaining 2013 Guidance
$2.74
* See Slide A for Items excluded from Income from Continuing Operations/Net Income to reconcile to Operating Earnings.  E = Estimate.
$2.44
2011 Operating Earnings*
2012 Operating Earnings* 2013 Operating Earnings Guidance

PSEG 2013 Q1 Operating Company Review Caroline Dorsa EVP and Chief Financial Officer

Q1 Operating Earnings by Subsidiary
Operating Earnings Earnings per Share
$ millions (except EPS)
2013 2012 2013 2012
PSEG Power
$  250 $  196 $  0.49 $  0.39
PSE&G
179 197 0.35 0.39
PSEG Energy Holdings/
Enterprise
4 39 0.01 0.07
Operating Earnings*
$  433  $  432 $  0.85 $  0.85
Quarter ended March 31
* See Slide A for Items excluded from Income from Continuing Operations/Net Income to reconcile to Operating Earnings.

$0.85
.10
$0.85
(.04)
(.06)
PSEG EPS Reconciliation – Q1 2013 versus Q1 2012
Q1 2013
Operating
Earnings*
Q1 2012
Operating
Earnings*
PSEG Power PSE&G PSEG Energy
Holdings/
Enterprise
* See Slide A for Items excluded from Income from Continuing Operations/Net Income to reconcile to Operating Earnings.
Capacity .05
Net Price .02
Volume  .02
Gas Send-Out and
Fixed Cost
Recovery .04
O&M and
Other (.02)
D&A (.01)
Transmission
Net Earnings .03
Weather .02
Distribution
O&M (.02)
D&A and
Other (.01)
Absence of
Tax Settlement (.06)
Absence of
Tax Settlement (.07)
Other .01
0.00
0.20
0.40
0.60
0.80
1.00

PSEG Power 2013 Q1 Review

PSEG Power – Q1 2013 EPS Summary
$ millions (except EPS)
Q1 2013 Q1 2012 Variance
Operating Revenues
$  1,447 $  1,561 $  (114)
Operating Earnings
$  250 $  196 $  54
Pro Forma Adjustments,
Net of Tax**
(113) 57 (170)
Income from Continuing Operations/
Net Income
$  137 $  253 $  (116)
EPS from Operating Earnings*
$  0.49 $  0.39 $  0.10
* See Slide A for Items excluded from Income from Continuing Operations/Net Income to reconcile to Operating Earnings.
**Includes the financial impact from Mark-to-Market positions with forward delivery months.

$0.39
.13
$0.49
(.03)
0.00
0.10
0.20
0.30
0.40
0.50
Capacity .05
Net Price .02
Volume .02
Gas Send-Out
and Fixed Cost
Recovery  .04
PSEG Power EPS Reconciliation – Q1 2013 versus Q1 2012
Q1 2013
Operating
Earnings*
Q1 2012
Operating
Earnings*
O&M and Other
(.02)
D&A (.01)
* See Slide A for Items excluded from Income from Continuing Operations/Net Income to reconcile to Operating Earnings.

PSEG Power – Generation Measures
Quarter ended March 31
Total Nuclear Total Coal*
Oil & Natural Gas
Generation by Fuel (GWh)
14,030
13,143
Quarter ended March 31
* Includes figures for Pumped Storage.  Also includes natural gas fuel switching intervals during 2012 and 2013.
2011 2012 2013
Combined
Cycle
PJM and NY 53% 56% 52%
Coal*
NJ (Coal/Gas) 29% 2% 19%
PA 83% 63% 85%
CT 24% 2% 36%
Nuclear 99% 98% 101%
14,157
Fleet Capacity Factors (%)
57%
of
Output
27%
of
Output
15,000
7,500
0
2011 2012 2013
7,928
7,970
8,137
2,312
1,130
2,207
3,813
4,043
3,790

PSEG Power – Fuel Costs
Quarter ended March 31
($ millions) 2011 2012 2013
Coal $90 $39 $66
Oil & Gas 191 128 178
Total Fossil 281 167 244
Nuclear 46 50 58
Total Fuel
Cost
$327 $217 $302
Total
Generation
(GWh)
14,030 13,143 14,157
$ / MWh 23.31 16.51 21.33
PSEG Power – Fuel Costs

PSEG Power – Gross Margin Performance
$55
$46
Quarter ended March  31
Q1 2013 Regional Performance
Region
Gross
Margin ($M)
2013 Performance
PJM $638
Higher market pricing and higher
volumes offset lower pricing from roll
off of higher priced hedges.  Higher
capacity pricing versus a year ago.
New
England
$20
Higher volume and higher pricing.
New York $15
Higher pricing.
PSEG Power Gross Margin ($/MWh)
$48
Return to normal weather and higher spot power and gas prices offset declines in average hedge price
Q1 spot prices higher across PJM, ISO-NE, and NYISO
Capacity prices higher year-over-year
Market support for dispatch of NJ coal units on coal
Continued strong portfolio output enables Power to participate in market opportunities
$75
$50
$25
$0
2011 2012 2013

Hedging Update…
Contracted Energy*
* Hedge percentages and prices as of March 28, 2013. Revenues of full requirement load deals based on contract price, including renewable energy credits, ancillary, and transmission components but excluding capacity. Hedges include positions with MTM accounting treatment and options.
Apr-Dec
2013
2014 2015
Base Load
(Nuclear and Base Load Coal)
Intermediate Coal, Combined
Cycle, Peaking
Total
Volume TWh
% Hedged
Price $/MWh
Volume TWh
% Hedged
Price $/MWh
Volume TWh
% Hedged
Price $/MWh
26
35
35
100%
80-85%
40-45%
$50
$50 $50
15
19 18
30-35%
0% 0%
$50 $50
$50
40-42
53-55
52-54
70-75% 50-55% 25-30%
$50
$50
$50

PSEG Power – Q1 2013 Operating Highlights
Operations
Financial
Regulatory and Market Environment
S&P upgraded Power’s senior unsecured debt rating from BBB to BBB+ (Outlook Stable)
Superstorm Sandy cost estimates:  $28 million O&M in Q1; $113 million storm-to-date;
$300 million in total over two-year period (excluding insurance recoveries)
Power’s total debt as a percentage of capital at March 31 was 30%
Improved spot power prices reflected normal winter weather and higher natural gas prices;
basis in the quarter improved from Q1 2012 lows
MOPR settlement decision pending at FERC
Decision in Federal Court on NJ LCAPP case expected after May RPM
2013 anticipated base load output hedged at an average price of $50/MWh
Q1 output up 7.7% on strong portfolio production; nuclear capacity factor at 101%
Salem station posted record generation
Equipment and design upgrades contributed to excellent nuclear performance
Output of NJ coal units was 54% coal, 46% gas fueled

PSE&G 2013 Q1 Review

PSE&G – Q1 Earnings Summary
$ millions (except EPS)
Q1 2013 Q1 2012 Variance
Operating Revenues
$  1,995 $  1,939 $  56
Operating Expenses
967 1,002 (35)
427 376 51
215 190 25
21 29 (8)
Total Operating Expenses
1,630 1,597 33
Operating Earnings
$  179 $  197 $  (18)
EPS from Operating Earnings*
$  0.35 $  0.39 $  (0.04)
* See Slide A for Items excluded from Income from Continuing Operations/Net Income to reconcile to Operating Earnings.
Energy Costs
Operation & Maintenance
Depreciation & Amortization
Taxes Other than Income Taxes

PSE&G EPS Reconciliation – Q1 2013 versus Q1 2012

Q1 2013
Operating
Earnings*
Q1 2012
Operating
Earnings*
* See Slide A for Items excluded from Income from Continuing Operations/Net Income to reconcile to Operating Earnings.
Transmission
Net Earnings .03
Weather .02
D&A and
Other (.01)
Absence of Tax
Settlement (.06)
Distribution
O&M
$0.39
.05
$0.35
(.07)
(.02)
0.50
0.40
0.30
0.20
0.10
0.00

PSE&G – Q1 Operating Highlights
Operations
BPU decision pending on agreement to spend up to $247 million on Solar 4 All extension and up to $199 million on Solar Loan III program
PSE&G pursuing Energy Strong infrastructure proposal with the NJBPU to invest
$3.9 billion over the next ten years on electric and gas system hardening and resiliency
Advancing plans for Transmission hardening program of $1.5 billion over 10 years
NJBPU initiated two generic proceedings with the NJ EDCs on storm response
Construction of major transmission lines progressing on schedule
Regulatory and Market Environment
S&P upgraded PSE&G’s senior secured debt rating from A- to A (Outlook Stable)
PSE&G earned its authorized return in the quarter
Financial
Q1 weather was significantly colder than a year ago but about normal
Heating degree days 26% above Q1 2012, flat versus normal weather
Residual impacts of Sandy and a still-slow economy continue to weigh on demand
More normal O&M spend in Q1 2013; expect O&M to even out over balance of year

PSEG Energy Holdings/Enterprise 2013 Q1 Review

PSEG Energy Holdings/Enterprise – Q1 2013 Earnings
Summary
$ millions (except EPS)
Q1 2013 Q1 2012 Variance
Operating Earnings
$  4 $  39 $  (35)
Lease Transaction Activity
- 4 (4)
Net Income
$  4 $  43 $  (39)
EPS from Operating Earnings*
$  0.01 $  0.07 $  (0.06)
* See Slide A for Items excluded from Income from Continuing Operations/Net Income to reconcile to Operating Earnings.

PSEG Energy Holdings/Enterprise EPS Reconciliation –
Q1 2013 versus Q1 2012
Q1 2013
Operating
Earnings*
Q1 2012
Operating
Earnings*
* See Slide A for Items excluded from Income from Continuing Operations/Net Income to reconcile to Operating Earnings.
Absence of
Tax
Settlement
(.07)
Other .01
$0.01
(.06)
$0.07
0.10
0.05
0.00

PSEG

PSEG Financial Highlights
Maintaining 2013 operating earnings guidance of $2.25 - $2.50 per share
Focused on maintaining operating efficiency and customer reliability
PSE&G expected to grow at double-digit rate in 2013 and provide ~50% of operating earnings
Executing existing $3.4 billion transmission capital spending program on schedule
PSE&G pursuing Energy Strong, its $3.9 billion, ten-year infrastructure spending program to strengthen electric and gas distribution, communications, and customer reliability and resiliency.  In addition, PSE&G plans to invest $1.5 billion during this time-frame to harden its transmission system
Financial position remains strong
S&P upgraded PSEG’s corporate credit rating from BBB to BBB+ (Outlook Stable)
Positive cash from Power and increasing cash flow from PSE&G supports dividend growth and funds capital spending program without the need to issue equity
Debt as a percentage of capital was 41% at March 31, 2013
Long history of returning cash to the shareholder through the common dividend, with opportunity for future growth
Increased common dividend to indicative annual rate of $1.44 per share in Q1

PSEG 2013 Operating Earnings Guidance - By Subsidiary
$ millions (except EPS)
2013E 2012A
PSEG Power
$535 – $600 $644
PSE&G
$580 – $635 $528
PSEG Energy
Holdings/Enterprise
$25 – $35   $64
Operating Earnings*
$1,140 – $1,270 $1,236
Earnings per Share
$2.25 – $2.50 $2.44
* See Slide A for Items excluded from Income from Continuing Operations/Net Income to reconcile to Operating Earnings.
E = Estimate     A = Actual

PSEG Liquidity as of March 31, 2013
PSE&G 5-year Credit Facility Mar-18 $600 $178 $422
5-Year Credit Facility (Power) Mar-17 1,600 60 1,540
5-Year Credit Facility (Power) Mar-18 1,000 0 1,000
5-Year Bilateral (Power) Sep-15 100 100 0
5-year Credit Facility (PSEG) Mar-17 500 4 496
5-year Credit Facility (PSEG) Mar-18 500 0 500
Total $4,300 $342 $3,958
$289
$0
$4,247
$3,825
PSEG /
Power
Expiration Total Available
Company Facility Date Facility Usage Liquidity
($Millions)
Total Liquidity Available
PSEG Money Pool ST Investment
PSE&G ST Investment
Total Parent / Power Liquidity

A
Items Excluded from Income from Continuing Operations/
Net Income to Reconcile to Operating Earnings
Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Income from Continuing Operations/Net Income.
2013 2012 2012 2011
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 9 $            5 $          52 $          50 $
(105) 52 (10) 107
Lease Related Activity (PSEG Energy Holdings) - 4 36 (173)
Storm O&M (PSEG Power) (17) - (39) -
Gain on Sale of Qwest Building (PSEG Energy Holdings) - - - 34
Total Pro-forma adjustments (113) $       61 $        39 $          18 $
Fully Diluted Average Shares Outstanding (in Millions)
507 507 507 507
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.02 $        0.01 $     0.10 $       0.10 $
(0.21) 0.10 (0.02) 0.21
Lease Related Activity (PSEG Energy Holdings) - 0.01 0.07 (0.34)
Storm O&M (PSEG Power) (0.03) - (0.08) -
Gain on Sale of Qwest Building (PSEG Energy Holdings) - - - 0.06
Total Pro-forma adjustments (0.22) $      0.12 $     0.07 $       0.03 $
Three Months Ended Year Ended
December 31, March 31, Pro-forma Adjustments, net of tax
Gain (Loss) on MTM (PSEG Power)
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power)
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items Excluded from Income from Continuing Operations/Net Income to Compute Operating Earnings
(Unaudited)
Per Share Impact (Diluted)
Earnings Impact ($ Millions)
(a)
(a)